EXHIBIT 10.17

                       MEDIWARE INFORMATION SYSTEMS, INC.
                             STOCK OPTION AGREEMENT

                  THIS AGREEMENT, made as of the 11th day of November, 1996, by and between Mediware Information Systems, Inc., a New York corporation having its principal place of business at 1121 Old Walt Whitman Road, Melville, New York 11747 (hereinafter called the "Corporation"), and the individual whose name and residence appear on the last page of this Agreement (hereinafter called "Optionee").

                              W I T N E S S E T H:

                  WHEREAS, the Optionee is a director and member of the executive committee of the Corporation; and

                  WHEREAS, the Optionee has rendered valuable services to the Corporation of a managerial and financial advisory nature and, pursuant to this Agreement, the Optionee has agreed to remain available to continue to render such services in consideration of an option to purchase shares of common stock of the Corporation.

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto hereby agree as follows:




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                  1.  Grant of  Option:  The  Corporation  hereby  grants to the
Optionee, under the terms and conditions set forth in this Agreement, as of the date hereof (the "Grant Date"), an Option ("Option") to purchase the 75,000 shares of common stock, par value $.10 per share, of the Corporation subject to adjustment in accordance with the terms of this Agreement (which shares are hereinafter called "Option Shares"). The Option Shares may be purchased by exercising this Option in accordance with the terms of this Agreement, at the price of three dollars and fifty cents ($3.50) per share, which price is not less than the fair market value of a share of such common stock as reported for the close of business on the last trading day before the Grant Date.

                  2. Number of Shares and Other Terms of Option. The Option and exercisability of the Option shall be subject to the following terms and conditions, and all other terms and con-ditions set forth elsewhere in this Agreement:

                  The Option shall become exercisable to the extent of 331/3%, 662/3%, and 100% of the Option Shares on November 1, 1997, November 1, 1998 and November 1, 1999, respectively, subject to acceleration as provided herein. The Option shall remain exercisable until November 1, 2001 unless earlier terminated as provided herein.

                  It is not intended that this Option shall be an incentive stock option for purposes of the Internal Revenue Code of 1986.

                  3.       Transferability.  This Option may not be sold,
pledged,   assigned,   hypothecated,   transferred   or   disposed   of   in


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any manner  other than by will or the laws of descent and  distribution  or to a member of Optionee's immediate family or Partnership or Trust or other similar entity all of the members or beneficiaries of which are members of the Optionee's immediate family. The Option may be exercised during the lifetime of the Optionee only by Optionee or by his or her guardian or permitted transferee. The Optionee may designate a Beneficiary.

                  4.       Agreement to Serve; Exercisability.
                  (a) Agreement to Serve. The Optionee hereby agrees to render services to the Corporation of a managerial and financial advisory nature, similar to the services heretofore rendered by Optionee. During the effectiveness of this Agreement, Optionee shall continue to remain available to the same degree as heretofore to render such services to the Corporation. The Optionee's obligation to render such services shall remain effective until death or total incapacity of Optionee or until he gives notice of termination of obligation to the Company (which may only be given after February 28, 1997).

                  (b) Exercisability. An Option may be exercised by the Optionee only during the continuance of his obligation to render services and for the additional periods described below.

                  (c) Termination of Obligation. If the Optionee's obligation to render service is terminated by notice given at the election of Optionee for any reason other than death or total incapacity, all exercisable installments which are exercisable on the date of such notice shall be exercisable by the Optionee for a period of six (6) months after notice.


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                  (d) Death; Incapacity.  If an Optionee dies or becomes totally incapacitated, all exercisable installments of the Option which are exercisable on the date of death or incapacity shall be exercisable by the Optionee or his representative for a period of twelve (12) months following such death or incapacity.

                  (e) Change of Control. In any event constituting a Change of Control occurs prior to the expiration of the six month or twelve month periods referred to in clauses (c) and (d) of this paragraph, the Optionee shall be entitled to exercise his Option with respect to all Option Shares, and any acceleration, modification, or other action taken pursuant to paragraph 7(b) shall be effective for all Option Shares then unexercised.

                  (f)  Other.   Any  such  exercise  shall  be  subject  to  the
satisfaction of all other  conditions to exercise  contained in this Option.

                   5.Solicitation  of  Employees;   Confidential  Information.
                  (a) To the extent enforceable under applicable law, the Optionee hereby agrees that he or she will not, for a period of (12) twelve months directly or indirectly, employ, or knowingly permit any company or business organization directly or indirectly controlled by him or her to employ, any person who is employed by the Corporation or in any manner seek to induce any such person to leave his or her employment by the Corporation or in any manner seek to induce any such person to leave his or her employment with the Corporation.


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                  (b) The Optionee  hereby  agrees that he will not at any time, whether during or after the termination of the Optionee's employment, reveal to any person or entity any of the trade secrets or confidential information concerning the products, services, organization, business or finances of the Corporation or of any third party which the Corporation is under an obligation to keep confidential (including but not limited to trade secrets or confidential information respecting inventions, designs, methods, know-how, techniques, systems, processes, software programs, works of authorship, customer lists, projects, plans and proposals), except as may be required in the ordinary course of performing the duties as an Optionee of the Corporation, and the Optionee shall keep secret all matters entrusted to him and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss, whether directly or indirectly, to the Corporation.

                  (c) Any unexercised Options shall be forfeited immediately upon a breach of the undertakings, contained in this paragraph 5 as determined by the Board, any such determination to be final and binding on all parties.

                  6.       No Right to Dividends, Distributions or Voting.
                  The Optionee shall not have any rights as a shareholder
with respect to any Option Shares until the date of issuance of stock certificate for such Option Shares upon due exercise of this Option. Until the issuance of stock certificates, no right to vote or receive dividends or any
other   rights  as  a  shareholder  shall exist with respect to Option Shares


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notwithstanding  the exercise of the Option.  No  adjustment  will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in Section 7 hereof.

                  7.  Adjustment  in  Option  Shares;  Change  of  Control.
                  (a)  Adjustment.  If all or any  portion  of  this  Option  is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, spin-off, reorganization or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of common stock or shares of common stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising this Option shall receive, for the aggregate price payable upon such exercise of this Option, the aggregate number and class of shares which, if shares of common stock (as authorized at the Grant Date) had been purchased at the Grant Date of this Option for the same aggregate price (on the basis of the option price per share provided in this Option) and had not been disposed of, such persons or persons would be holding at the time of such exercise, as a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, spin-off, reorganization or liquidation; provided, however,





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that no  fractional  share shall be issued upon any such  exercise.  If any such adjustment shall result in the Optionee being entitled to exercise this Option with respect to a fractional share, the number of shares subject to this Option shall be reduced to the next lower number of full shares.

                  In the event of any such change in the outstanding common stock of the Corporation, the aggregate number and class of shares reserved by the Corporation for exercise of options to purchase common stock shall be that number and class which a person, to whom an Option had been granted for all of such reserved shares of common stock on the date preceding such change, would be entitled to receive as provided in the first sentence of this Section 7.

                  (b) Change in Control. For the purposes of this Agreement, a "Change in Control" shall mean the occurrence of any of the following events and shall be deemed hostile unless the Board of Directors declares by resolution adopted prior to the occurrence of such event that the Board consents to such event:

                           (i) a third "person",  including a "group",  as those
                  terms are used in Section 13(d) of the Securities Exchange Act of 1934 ("Exchange Act") is or becomes the beneficial owner (as that term is used in said Section 13(d)) of stock having thirty percent (30%) or more of the total number of votes that may be cast for the election of members of the Board;

                           (ii)  all or  substantially  all of  the  assets  and
                  business   of   the   Company  are  sold,  transferred  or


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                  assigned to, or otherwise acquired by, any other entity
                  or entities;

                           (iii) as a result of, or in connection with, any cash
                  tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company; or

                           (iv) unless the Board otherwise directs by resolution
                  adopted prior thereto, if a third "person", including a "group" (as those terms are used in Sections 13(d) of the Exchange Act) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of stock having 20% or more of the total number of votes that may be cast for the election of directors or a proxy contest occurs, and, during the period of twenty-four months following such event, the individuals who at the occurrence of such event constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the occurrence of such event.


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                  If, in  connection  with any Change of Control,  any Option is not proposed to be assumed by the surviving corporation or the purchaser in a manner which will carry out the intention of this Agreement in view of the Board then, (i) the date on which such Option, or any part thereof not then exercisable shall be exercised may be accelerated to a date, to be fixed by the Board, earlier than the Transaction constituting a Change of Control, or a limited period of exercisability may be so established, or (ii) the terms of such Option shall be modified so as to permit the acquisition by the Optionee (during the same period of exercisability as provided under this Agreement) of any cash, property or securities which would be receivable by him if he owned the total number of Option Shares immediately prior to such event, (iii) such other action, if any, shall be taken by the Board through amendment of this Agreement or otherwise, including surrender for value and/or the grant of rights to acquire cash, property or securities, as may be necessary or appropriate to carry out the intent of this Agreement; and/or (iv), in the event of a hostile Change of Control, if none of the foregoing action is taken, the Option shall become exercisable as to all Option Shares upon the completion of the Change of Control.

                  8. Exercise. This Option shall be exercised by written notice to the Corporation at its principal place of business, accompanied by full payment of the purchase price, which notice shall:


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                           (a) state the  election to exercise  the Option,  the
                  number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares of common stock is to be registered, his address and social security number (or if more than one, the names, addresses and social security numbers of such persons);

                           (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of common stock as may be satisfactory to the Corporation's counsel;

                           (c) be signed by the  person or persons  entitled  to
                  exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Corporation, of the right of such person or persons to exercise the Option.

                  Payment of the purchase price of any Option Shares shall be by certified or bank cashier's or teller's check. The Corporation shall withhold all income or other taxes required to be withheld by applicable law and shall remit them to the appropriate taxing authority. To the extent that the Corporation is required to withhold funds for the payment of income or other withholding taxes or is legally responsible for the payment of income taxes of any party exercising the Option or any portion thereof, the party exercising the Option shall also pay to the Corporation the amount of any withholding tax



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associated  with  the  exercise  of the  Option  net of  any  amounts  otherwise withheld. The certificate or certificates for shares of common stock as to which the Option shall be exercised shall be registered in the name of the person or persons properly exercising the Option.

                  9.  Compliance  with  Laws  and  Regulations.  The  grant  and exercise of this Option, and the Corporation's obligation to sell and deliver stock hereunder, are subject to such approvals by any regulatory or governmental agency as may be required and shall comply with all relevant provisions of applicable Federal and state laws, rules and regulations, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or of any quotation association or organization upon which the Option Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The Corporation may imprint any legends on the Options Shares restricting their subsequent sale or transfer which may be required by state or Federal law, and the Option Shares shall be subject to appropriate stop-transfer orders.

                  No shares shall be delivered upon exercise of the Option until all laws, rules, regulations and undertakings which the Board may deem applicable have been complied with.

                  The Corporation shall not be required to issue shares or deliver any certificates for shares prior to (i) the listing of such shares on any stock exchange or quotation system on which the shares may then be listed


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or quoted and (ii) the completion of any registration,  qualification,  approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of any governmental body, stock exchange or organization providing market quotations for securities which the Board shall, in its sole discretion, determine to be necessary or advisable.

                  By accepting this Option, the Optionee represents and warrants for himself and any other person or persons properly exercising this Option that any and all shares purchased hereunder shall be acquired for investment and not with a view to distribute such shares. As a condition to the exercise of this Option in whole or in part at any time, the Optionee or other person or persons properly exercising the Option shall deliver to the Corporation a written representation that the shares being purchased are being acquired for investment and not with a view to distribution, and a consent that the certificate representing such shares be endorsed to indicate such representation.

                  The Corporation shall not be liable in the event it is unable to issue or sell shares of common stock or other securities to the Optionee if such issuance or sale would be unlawful, nor shall the Corporation be liable if the issuance or sale of shares of common stock or other securities to an Optionee is subsequently invalidated.

                  10. Engagement Rights. Nothing contained in this Option shall confer upon the Optionee any right to remain as a director of the Corporation or interfere in any way with the right of the Corporation or any


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subsidiary to terminate any agreement or relationship otherwise terminable.

                  11. Notice of Disposition. Optionee or his estate or legal representative shall immediately notify the Corporation in the event of any disposition of any kind of Option Shares acquired pursuant to this Option.

                  12. Notices. Any notice to be given under the terms of this Option shall be addressed to the Corporation or to the Optionee at the addresses appearing on the first and last pages of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

                  13. Interpretation of this Agreement. Any dispute regarding the interpretation of this Agreement may be submitted by the Optionee or by the Corporation forthwith to the Board for resolution, which shall review such dispute at the time of its next regular meeting. The decision of the Board, as the case may be, with regard to such dispute shall be final and binding upon the Corporation and upon the Optionee.

                  14. Successors and Assigns. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the Corporation and the administrators, heirs and legal representatives of the Optionee.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


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                  16.      Amendments.  No provision of this Agreement shall
be modified, amended, extended or waived except in writing signed by the parties hereto.

                  17. Effectiveness. This Agreement is subject to due authorization by the shareholders of the Corporation at the next annual meeting.

                  IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed in duplicate by its duly authorized officer, and Optionee has executed this Agreement in duplicate, all as of the date and year first above written.


                                   MEDIWARE INFORMATION SYSTEMS, INC.



                                   By___________________________
                                     Chairman of the Board



                                   Optionee


                                   -----------------------------


                                   -----------------------------
                                   Name and Address


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